UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2007 (May 15, 2007)

Travelport Limited
(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway
Building A
Parsippany, NJ 07054
(Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 15, 2007, we announced that we recently commenced an exchange offer to all holders of our Senior Dollar Floating Rate Notes due 2014, Senior Euro Floating Rate Notes due 2014, 9 7/8% Senior Fixed Rate Notes due 2014, 11 7/8% Senior Dollar Subordinated Notes due 2016 and 10 7/8% Senior Euro Subordinated Notes due 2016 (collectively, the “Notes”) to exchange their privately held Notes for new notes pursuant to our Registration Statement on Form S-4 that was declared effective on May 10, 2007 by the U.S. Securities and Exchange Commission.  The exchange offer is scheduled to expire at 5:00p.m., New York City time, on June 12, 2007, unless otherwise terminated or extended.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated May 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and
Corporate Secretary

Date: May 17, 2007

TRAVELPORT LIMITED
CURRENT REPORT ON FORM 8-K
Report Dated May 17, 2007 (May 15, 2007)

EXHIBIT INDEX

99.1	Press Release dated May 15, 2007.